UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2014

Respect Your Universe, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-54885	20-0641026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

818 North Russell Street Portland, Oregon	97227
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  877-798-8326

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            Results of Operations and Financial Condition

On May 30 2014, Respect Your Universe, Inc. (the “Company”) issued its interim financial statements and related management’s discussion and analysis for the three month period ended March 30, 2014 on SEDAR. In accordance with Canadian securities laws, the interim financial statements have not been reviewed by the Company’s auditor. A copy of the interim financial statements, related management’s discussion and analysis, and certifications is furnished herewith as Exhibits 99.1, 99.2, and 99.3 respectively.

Item 9.01.           Financial Statements and Exhibits

Exhibit No.	Description

10.1	Interim Financial Statements for the period ended March 31, 2014
10.2	Interim management’s discussion and analysis for the period ended March 31, 2014
10.3	Certifications for interim filings for the period ended March 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Respect Your Universe, Inc.

Dated:	June 2, 2014

By:	/s/ Jim Nowodworski
Jim Nowodworski
Chief Financial Officer